UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   March 4, 2011

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VIKING SYSTEMS, INC.
(Exact Name of Registrant as Specified in Its Charter)

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Delaware	000-49636	86-0913802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

134 Flanders Road, Westborough, MA 01581
(Address of Principal Executive Offices) (Zip Code)

(508) 366-3668
(Registrant’s Telephone Number, Including Area Code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2011, our board of directors approved the Viking Systems, Inc. 2011 Management Incentive Compensation Plan (the “Plan”). The Plan is designed to retain and reward the highly qualified executives important to our success, and to provide incentives relating directly to the financial performance and long-term growth of our Company.

The approved executive officers in the Plan are John “Jed” Kennedy, President and Chief Executive Officer, and Robert Mathews, Executive Vice President and Chief Financial Officer. The Plan provides for the availability of target bonus amounts as incentive compensation, calculated as a percentage of the officer’s annual salary if certain financial goals and other individual objectives are met during the year.  The board will base its determinations for each Plan participant’s attainment of financial performance goals for the 2011 fiscal year upon three financial metrics: total annual sales, the number of 3DHD systems sold, and operating profit excluding non cash stock option charges. 75% of each Plan participant’s bonus target will be tied evenly to each of those metrics (25% each).  The remaining 25% of each Plan participant’s bonus target will be tied to achievement of his or her individual goals and overall performance as an executive officer of our Company.  Mr. Kennedy’s approved bonus target is 20% of his annual salary, or $54,600.  Mr. Mathews’ approved bonus target is 15% of his annual salary, or $33,075.

This current report contains forward-looking statements. These forward-looking statements are estimates reflecting the best judgment of management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors as described in the Company’s Annual Report on Form 10-K under the heading "Risk Factors" as updated from time to time by the Company’s Quarterly Reports on Form 10-Q and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 10, 2011	VIKING SYSTEMS, INC.

	By:	/s/ Robert Mathews
Robert Mathews Chief Financial Officer